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                                                                 EXHIBIT 10.18.2


                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of October 20, 1999 (the "Effective Date"), by and between ARGENT FRANKFORD, L.P., a Texas limited partnership ("Seller"), and HOME INTERIORS & GIFTS, INC. a Texas corporation ("Buyer").



                              W I T N E S S E T H :

         A. Seller and Purchaser entered into that one certain Purchase and Sale Agreement (the "Agreement") with an effective date of July 19, 1999.

         B. Seller and Purchaser entered into that one certain First Amendment to Purchase and Sale Agreement (the "Agreement") with an effective date of July 23, 1999.

         C. Seller and Purchaser hereby intend to further amend the Agreement as more particularly provided herein.

                  NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Exhibit "E" to the Exhibit "A" to Purchase and Sale Agreement, the approved form of Subordination, Nondisturbance and Attornment Agreement to be utilized in the event a lease of the Property is executed, is deleted and the Exhibit "E - Lease" attached to this Second Amendment is substituted in its place for all purposes.

         2. Buyer hereby acknowledges its approval of (a) the preliminary replat of the Property in the form of the replat attached hereto as Exhibit "E - Agreement", (b) the Amendment to Rail Easement Agreement attached hereto as Exhibit "F," and (c) the Common Access Easement attached hereto as Exhibit "G," subject to the

         3. terms and conditions of the Agreement and all rights of Buyer provided therein. Seller agrees to advise Buyer on a regular basis of any changes to the preliminary replat required by the City of Carrollton, and to submit any such changes in the preliminary replat to Buyer for Buyer's approval, which approval shall not be unreasonably withheld or delayed.

         4. Except as amended hereby, the Agreement is in full force and effect.

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Second Amendment to
Purchase and Sale Agreement                                         Page 1 of 2

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         EXECUTED as of the day and year first above set forth, which shall be the Effective Date of this First Amendment for all purposes.


                                   SELLER:

                                   ARGENT FRANKFORD, L.P.,
                                   a Texas limited partnership
                                   By:  ARGENT FRANKFORD GP, LLC,
                                   a Texas limited liability company
                                   its General Partner

                                   By:         /s/ C.E. CORNUTT
                                      -----------------------------------------
                                            Name:  C.E. Cornutt
                                            Title: President

                                   BUYER:

                                   HOME INTERIORS & GIFTS, INC.
                                   a Texas corporation

                                   By:   /s/ BETTINA SIMON
                                      -----------------------------------------
                                   Name:     Bettina Simon
                                        ---------------------------------------
                                   Title:    Vice President, General Counsel
                                             and Secretary
                                         --------------------------------------





Second Amendment to
Purchase and Sale Agreement                                         Page 2 of 2